UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2021

BUNKER HILL MINING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-249682	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

82 Richmond Street East, Toronto, Ontario, Canada	M5C 1P1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 416-477-7771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Item 8.01 Other Events.

On February 22, 2021, Bunker Hill Mining Corporation (the “Company”) announced the Company’s most recent drill results. On February 26, 2019 the Company announced that it had intercepted near surface, high-grade silver.

ITEM 9.01(b) Exhibits

Exhibit	Description

99.1	Press Release dated February 22, 2021 Concurrent with Silver Exploration, Bunker Hill Reports Shallow, High – Grade Zinc Drill Results, Supporting the Rapid Restart Plan

99.2	Press Release dated February 26, 2021 Bunker Hill Intercepts Near Surface, High-Grade Silver

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Date: March 1, 2021	By:	/s/ Sam Ash
Sam Ash
CEO